EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Omphalos, Corp. (the "Company") on Form 10-Q/A for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company hereby certifies, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, to such officer’s knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)), as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

February 15, 2011	/s/ Chu Pi Yun
Chu Pi Yun
Chief Financial Officer